EXHIBIT 99.1
Investor Presentation April 2006

Certain statements made during this presentation are forward-looking and are subject to risks and uncertainties. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Safe Harbor

Company Overview Unique Healthcare REIT Net Leased Medical Facilities (generally require physician order for admittance) A Focus on Higher Operating Margins in Target Facilities vs. Other Healthcare REIT's Inpatient and Outpatient Medical Facilities Mix of Existing and New Construction Local Community and Physician Support

MPT's Portfolio is Uniquely Different From Other Healthcare REITs Based on number of properties. Source: Other REITS represent current portfolios of 12 Health Care REITS listed in Stifel, Nicolaus and Incorporated Report, April 2005. MPT portfolio of existing properties and properties under construction as of 1/1/2006. MPT Concentrates Solely on Acute Care, Inpatient Rehab and Long-Term Acute Care Hospitals Other Health Property Type MPT Care REITs Acute Care Hospitals 57% 3% LTACH/Sub-Acute Hospitals 28% <1% Inpatient Rehab Hospitals 11% 1% Medical Office Building 4% 12% SNF/LTC 0% 42% Assisted Living/Retirement 0% 40%

Demand for health care services is increasing due to the aging of the population. Health care spending is growing relative to the general economy. Many facilities are aging and inefficient; being replaced to keep pace in the healthcare marketplace. An increasing emphasis on hospital and physician partnerships. Healthcare Trends Are Favorable for MPT

MPT Positioned To Meet Growing Demand For Health Care Services 65 and Over Pct of U.S. Population 1950 12256850 0.082 1960 16207237 0.09 1970 20065502 0.099 1980 25549427 0.113 1990 31078895 0.125 2000 34991753 0.124 2010 40243713 0.13 2020 54631891 0.163 2030 71453471 0.197 2040 80049634 0.204 2050 86705637 0.207 Persons 65 and Over as Pct. of Total U.S. Population Growth in the Number of Persons 65 and Over By 2030, one out of five persons will be at least age 65 and the elderly will comprise over 20% of the total population During 2010 to 2030, the elderly population will increase 76% from 39.4 million to 69.4 million U.S. Census Bureau

Hospital Usage is Heavily Influenced by the Composition Of The Population Under 15 Years 40.8 15-44 Years 82.7 45-64 Years 116.9 65 Years and Over 370.4 Rate of Discharges Per 1,000 Population Age Group National Center Health Statistics Seniors use hospitals at a significantly higher rate than other age groups Aging of the population will increase the demand for health care services

Health Care Spending Continues and Will Fuel MPT Growth In 2003, $1.7 trillion was spent on health care in the U.S. This is expected to increase to $3.6 trillion by 2014. Spending on health care currently accounts for about 15 percent of GDP. By 2014, health care will account for 18.7 percent of GDP Spending on hospital services over the past 10 years has grown 61%. Centers for Medicare and Medicaid (CMS)

Medicare Spending Is Growing Hospital Care Representing 40% GDP 1966 1.8 1975 16.3 1985 71.8 1991 120.9 1993 148.3 1995 182.7 1997 209.5 1999 213.5 2001 246.5 2003 280.9 2005 309.3 Total Medicare Spending, 1966-2005 ($ in billions; figures for 2003 and beyond are projections) No Slow Down in Medicare Spending Medicare is the largest public health insurance program in the U.S., providing the major source of health care coverage for elderly and disabled persons Centers for Medicare and Medicaid (CMS)

MPT Portfolio Based on investments for closed properties and loans 1st Qtr Rehab Hospitals 0.28 LTAC Hospitals 0.11 General Hospitals 0.57 MOBs 0.04 Percent Distribution by Invested Dollars

MPT Portfolio



MPT Properties
Thornton, CO
North Valley Rehab Hospital
117-Beds
54-Bed LTACH,
32 SNF & 31 Psych
New Bedford, MA
New Bedford Rehab Hospital
90-Bed LTACH
Redding, CA
Redding Rehab Hospital
LTACH
Kentfield, CA
Kentfield Rehab Hospital
60-Bed IRF
Fresno, CA
San Joaquin Valley Rehab
62-Bed IRF
Victorville, CA
Desert Valley Hospital
83-Bed Hospital
Desert Valley MOB
50k sf
Chino, CA
Chino Valley Hospital
112-Bed Hospital
Sherman Oaks, CA
Sherman Oaks Hospital
105 Bed Hospital
Bensalem, PA
Buck's County Women's
Hospital and MOB
24-Bed
Bloomington, IN
Monroe Hospital
32-Beds
Marlton, NJ
Marlton Rehab Hospital
76-Bed IRF
Covington, LA
Gulf States LTACH of Covington
58 LTACH Beds
Odessa, TX
Alliance Hospital
50-Acute Beds
28 Rehab Beds
Denham Springs, LA
Gulf States LTACH of Denham Springs
59 LTACH Beds
Bowling Green, KY
Bowling Green Rehab Hospital
60-Bed IRF
Houston, TX
North Cypress General Hospital
64-Bed Hospital
Houston, TX
Houston Town & Country
MOB
114K sf
Houston, TX
Houston Town & Country
Hospital
105-Bed Hospital
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
IN
MI
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
HI
AK

As of January 6, 2006

MPT's Underwriting Philosophy Demonstrated Market Need Physician Involvement and Partnerships Strong Experienced Operators Yield Decision Criteria

MPT's Management Team Expertise Extensive Experience in . . . Hospital Acquisitions Hospital Development and Construction Hospital Operations Physician Practice Management Hospital Leases Real Estate Management

MPT's Valuation of Hospital Real Estate Minimum Financial Requirements Not More Than Replace Cost Third Party Appraisals

Sum of the Parts is Worth More Than the Whole Real estate capital costs less than hospital capital Conversely, investors pay more for real estate income than they do for hospital operating income Hospital companies have substantial real estate assets But investors in hospital companies will only pay hospital prices for the companies' earnings (they ignore the real estate) So, hospital companies that own their real estate are allocating capital - and potential earnings - to lower yielding assets than those that "sell" their real estate income to real estate investors

REIT Financing Lowers a Hospital's Cost of Capital Transaction Assumptions Appraised value $ 50,000,000 Operating margin 22% Incremental tax rate of owners 40% Date of commencement January 1, 2006 Lease Assumptions Purchase price as percent of value 100% Purchase price $ 50,000,000 Initial lease rate 10.25% Annual lease rate escalation 2.5% Initial lease term in months 180 Debt Assumptions Loan proceeds as percent of value 70% Loan proceeds $ 35,000,000 Equity required $ 15,000,000 10-year Treasury rate 4.50% Spread to Treasury 2.50% Interest rate 7.00%

Hospital Cash Flow Financing Alternatives Cash Flow Under Lease Structure Total Lease payments (99,323,652) Tax effect of lease payments 39,729,461 After tax lease payments (59,594,191) Sale proceeds 50,000,000 Operating earnings on sale proceeds 213,182,473 Net after-tax operating earnings 153,588,282 Cash Flow Under Debt Structure Debt constant (39,200,000) Tax effect of debt payment 10,575,116 After tax debt payment (28,624,885) Loan proceeds 35,000,000 Operating earnings on loan proceeds 149,227,731 Net after-tax operating earnings 120,602,847

REIT Financing Increases Valuation of Hospital Operations Real Estate Real Estate Owned Leased EBITDA (before lease payments) $18,000,000 $18,000,000 Lease payments - (5,125,000) EBITDA (after lease payments) 18,000,000 12,875,000 Market multiple 5 5 Value of Hospital cash flow 90,000,000 64,375,000 Real estate value (50,000,000) - Implied value of operations 40,000,000 64,375,000 Real estate value 50,000,000 50,000,000 Enterprise value $90,000,000 $114,375,000 Note: Does not include value of incremental operating cash flow from the investment of net proceeds of sale/leaseback transaction.

Financing Alternatives Lease vs. Mortgage Debt Cash For Investment in Operating Business Cash available from lease financing $50,000,000 Cash available from debt financing 35,000,000 Excess cash from lease over debt financing $15,000,000 After Tax Value Of Financing Alternatives Net present value of lease financing $63,220,226 Net present value of debt financing 49,383,613 Excess value of lease over debt financing $13,836,613

Key Measures Since April 2004 Net Proceeds Investments Significant Unleveraged Yields Substantial ROE & Dividend Growth

Total Revenue Qtr 3 '04 5039072 Qtr 4 '04 5854387 Qtr 1 '05 6480528 Qtr 2 '05 7241777 Qtr 3 '05 8204941 Qtr 4 '05 9621953 Qtr 1 '06 (Proj) Steady Growth in Revenue (In $1,000)

Total Revenue FFO Dividends Qtr 3 '04 5039072 3561702 2608286 Qtr 4 '04 5854387 4094009 2869115 Qtr 1 '05 6480528 4434664 2869115 Qtr 2 '05 7241777 5353807 4203338 Qtr 3 '05 8204941 6426478 6794741 Qtr 4 '05 9621953 7862082 7194432 Qtr 1 '06 (Proj) 9992266 8411000 Steady Growth in Revenue and FFO (In $1,000)

Total Revenue FFO Dividends Qtr 3 '04 5039072 3561702 2608286 Qtr 4 '04 5854387 4094009 2869115 Qtr 1 '05 6480528 4434664 2869115 Qtr 2 '05 7241777 5353807 4203338 Qtr 3 '05 8204941 6426478 6794741 Qtr 4 '05 9621953 7862082 7194432 Qtr 1 '06 (Proj) 9992266 8411563 Steady Growth in Revenue, FFO and Dividends (In $1,000) Per Share Dividend $0.10 $0.11 $0.11 $0.16 $0.17 $0.18 $0.21

2006 Growth Expectations First full quarter of operations of Town and Country Hospital in 1Q06 Expected 4Q05 acquisitions effective for all of 06 Commencement of operations for $137 million in projects currently under construction Escalations effective January 1, 2006 Expected $200 - $300 million in 2006 acquisitions Potential refinancing by Vibra Healthcare

Expected Future Operations 1Q06 expected FFO................... $0.24 - $0.26 Projects to be completed in 2006... $137 million Expected 2006 acquisitions... $200 - $300 million Expected 2006 FFO.................. $1.16 - $1.20

Projected Percentage of Revenue by Operator Based on investments for closed properties and loans as of March 31, 2006 For 2007, assuming no acquisitions in 2006 Vibra North Cypress Desert Valley Stealth DSI Bucks County Monroe Alliance Gulf States 0.41 0.12 0.12 0.11 0.08 0.07 0.06 0.03

Selected Pro Forma Balance Sheet Information

MPT Market Data (as of April 11, 2006) Market Cap $439.4 million Shares Outstanding 40.055 million Stock Price $10.97 Stock Price 52 Week Range $7.60-11.42 Annualized Quarterly Dividend $0.84 Average Daily Volume (YTD) 201,406

Investor Presentation April 2006